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                                                                  EXHIBIT 10.5.1

                             FIRST LEASE AMENDMENT
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     This First Lease Amendment, made this 26th day of June, 1998 by and between
Sterling/Gunston LLC, successor to Sterling/Gunston Limited Partnership ("Landlord"), and Network Access Solutions ("Tenant"), is an integral part of that lease dated February 27, 1997 for 100 Carpenter Drive, Suite 206, Sterling, Virginia.

     Whereas Landlord and Tenant wish to modify the terms of the Lease,

     Landlord and Tenant hereby agree that the Lease shall be amended as follows:

     1.)  Lease Premises.  The Tenant currently occupies 4,486 rentable square
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feet of office space known as 100 Carpenter Drive, Suite 206, Sterling,
Virginia. Effective September 1, 1998, the Premises shall be amended to include Suite 205 (2,305 sf.) which shall be a total of 6,791 rentable square feet (the "Premises") as shown on Exhibit A-1.

     2.)  Term.  The term of the lease shall be extended to August 31, 2001.
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     3.)  Rent.  Effective September 1, 1998, the Base Rent shall be $8,175.45
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per month and shall escalate by 3% upon each anniversary of the commencement date.

     4.)  Additional Rent.  Tenant shall be responsible for its proportionate
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share of common area maintenance operating expenses above Base Year 1997 which were approximately $6.40 per square foot.

     5.)  Tenant Improvements.  Landlord shall paint and recarpet Suite 205 and
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connect both suites as shown on the attached Exhibit A-1.

     5.)  Brokerage.  Tenant warrants and represents that no broker or agent was
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instrumental in consummating this Lease Amendment and that no prior negotiations were had by Tenant with any broker or agent concerning this Lease Amendment.

     6.) All other terms and conditions of the Lease not addressed in this Fourth Lease Amendment shall remain in full force and effect.
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                                   LANDLORD
                                   Sterling/Gunston LLC
                                   By:  Rock Creek Realty LLC
                                        Authorized Member
                                        By:  Bernstein Development Corporation
                                             Its Manager

Date:  6/26/98                     By:  /s/  Robert S. Sandler
                                        Robert S. Sandler, Vice President

                                   TENANT
                                   Network Access Solutions

Date:  6/24/98                     By:  /s/  Jon Aust

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